UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014 (May 12, 2014)

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

6300 Bee Cave Road, Building Two, Suite 500 Austin, Texas 78746-5149
(Address of Principal Executive Offices including Zip Code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

1. Indenture and Senior Secured Notes due 2022

On May 12, 2014, Forestar (USA) Real Estate Group Inc. (“Forestar USA”), a wholly-owned subsidiary of Forestar Group Inc. (“Forestar”), issued $250 million aggregate principal amount of 8.500% senior secured notes due 2022 (the “Notes”) under an indenture, dated as of May 12, 2014 (the “Indenture”), among Forestar USA, the Guarantors (as defined herein) and U.S. Bank National Association, as trustee for the Notes (the “Trustee”). The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act.

Forestar USA used a portion of the $242.5 million net proceeds from the offering to repay all of the $200 million outstanding under the term loan portion of its senior secured credit facility which was due to mature on September 14, 2017 and intends to use the remaining proceeds for general corporate purposes, which may include investments in strategic growth opportunities.

The Notes are senior secured obligations of Forestar USA and will mature on June 1, 2022. The Notes bear interest at a rate of 8.500% per annum in arrears. Interest on the Notes will be payable semi-annually to holders of record at the close of business on May 15 and November 15 immediately preceding the interest payment date on June 1 and December 1 of each year, commencing December 1, 2014.

Forestar USA may redeem all or a portion of the Notes at any time on or after June 1, 2018, at the applicable redemption price plus accrued and unpaid interest to, but not including, the redemption date. In addition, prior to June 1, 2018, Forestar USA may redeem all or a portion of the Notes at a price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date, plus a “make-whole” premium. Forestar USA may also redeem up to 35% of the aggregate principal amount of the Notes at any time prior to June 1, 2017, with the net cash proceeds of certain equity offerings at a price equal to 108.500% of the principal amount thereof, plus accrued and unpaid interest, to, but not including, the redemption date. If Forestar USA or Forestar experiences certain kinds of changes in control, Forestar USA must offer to purchase the Notes at a price equal to 101% of the principal amount, plus accrued and unpaid interest. If Forestar or any of its restricted subsidiaries, including Forestar USA, sells certain assets and does not use the net proceeds for certain specified purposes, Forestar USA must offer to repurchase the Notes at 100% of the principal amount, plus accrued and unpaid interest to, but not including, the repurchase date.

The following is a brief description of the terms of the Notes and the Indenture.

Ranking

The Notes and the guarantees thereof are Forestar USA’s and the Note Guarantors’ senior secured obligations and:

•                                          rank senior in right of payment to Forestar USA’s, Forestar’s and the other Guarantors’ existing and future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the Notes;

•                                          rank equally in right of payment with all of the Forestar USA’s, Forestar’s and the other Guarantors’ existing and future debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the Notes;

•                                          are effectively junior to all of Forestar USA’s, Forestar’s and the other Guarantors’ existing and future debt secured by a senior priority lien or certain permitted prior liens, including the senior lien obligations under Forestar USA’s senior secured credit facility, to the extent of the lesser of the value of the collateral securing such debt and the obligations secured thereby;

•                                          are effectively senior to all of Forestar USA’s, Forestar’s and the other Guarantors’ existing and future debt secured by a junior priority lien and unsecured senior debt and other unsecured obligations, in each case, to the extent of the lesser of the value of the collateral securing the Notes (after giving effect to any senior lien or certain permitted prior liens on the collateral) and the obligations secured thereby; and

•                                          rank equally to all of Forestar USA’s, Forestar’s and the other Guarantors’ future debt secured by a pari passu priority lien.

In addition, the Notes are structurally subordinated to all of the existing and future liabilities and obligations (including trade payables, but excluding intercompany liabilities) of each of Forestar’s non-guarantor subsidiaries (other than Forestar USA).

Guarantees

The Notes are guaranteed on an unsubordinated basis by each guarantor that is a guarantor under Forestar USA’s senior secured credit facility, including Forestar (collectively, the “Guarantors”).

Collateral

The Notes and related guarantees are secured by a second priority lien, subject to certain exceptions and permitted liens, on Forestar USA’s, Forestar’s and the other Guarantors’ existing and future assets, including pledges of Forestar USA’s equity interests and the equity interests of certain of its subsidiaries and joint ventures, that also secure its senior secured credit facility. In the event of enforcement of the lien securing the Notes and the related guarantees, the proceeds thereof will first be applied to repay any obligations secured by senior priority liens and certain permitted prior liens, including obligations under Forestar USA’s senior secured credit facility, before any such proceeds are applied to repay obligations under the Notes.

Covenants

The Indenture contains various covenants that limit the ability of Forestar and its restricted subsidiaries, including Forestar (USA) to, among other things:

•                                          incur or guarantee additional indebtedness;

•                                          pay dividends or make distributions;

•                                          repurchase or redeem capital stock;

•                                          make certain investments;

•                                          issue preferred stock;

•                                          transfer or sell assets;

•                                          create liens;

•                                          create dividend or other payment restrictions affecting restricted subsidiaries;

•                                          merge, consolidate, amalgamate or sell all or substantially all of Forestar’s assets to another person;

•                                          enter into transactions with affiliates; and

•                                          prepay, redeem or repurchase debt that is subordinated in right of payment to the Notes or the guarantees thereof.

These covenants are subject to a number of important exceptions and qualifications. In addition, for so long as the Notes have an investment grade rating from both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing under the Indenture, Forestar USA will not be subject to certain of the covenants listed above with respect to the Notes.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated May 12, 2014, among Forestar (USA) Real Estate Group Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2014	FORESTAR GROUP INC.

	By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

4.1	Indenture, dated May 12, 2014, among Forestar (USA) Real Estate Group Inc., the Guarantors (as defined therein) and U.S. Bank National Association, as trustee.